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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RMR ASIA PACIFIC REAL ESTATE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

RMR ASIA PACIFIC REAL ESTATE FUND
400 Centre Street
Newton, Massachusetts 02458

October       , 2009

Dear Shareholder:

        You are cordially invited to attend a special meeting (the "Meeting") of shareholders of RMR Asia Pacific Real Estate Fund, a Delaware statutory trust (the "Trust"), to be held on Wednesday, November 18, 2009 at 9:30 a.m., Boston time, at the offices of the Trust, 400 Centre Street, Newton, Massachusetts 02458 to consider and vote on the proposal as more fully described in the accompanying proxy statement.

        MacarthurCook Investment Managers Limited ("MCIM"), a wholly owned subsidiary of MacarthurCook Limited ("MCK"), has acted as the Trust's investment sub-adviser pursuant to an investment sub-advisory agreement (the "Prior Agreement") since the Trust, and its predecessor funds, commenced operations. On June 26, 2009, AIMS Securities Holdings Pty Ltd ("AIMS Securities"), a member of the AIMS Financial Group ("AIMS Financial," and together with AIMS Securities, "AIMS"), acquired more than 25% of MCK's outstanding shares thereby causing MCK (and, indirectly, MCIM) to undergo a change in control, and the Prior Agreement to undergo an "assignment", for purposes of the Investment Company Act of 1940 (the "1940 Act"). This "assignment" caused the automatic termination of the Prior Agreement in accordance with its terms and applicable provisions of the 1940 Act. As of August 31, 2009, AIMS Securities owned approximately 92% of MCK's outstanding shares.

        The Trust's Board of Trustees (the "Board", the members of which are referred to as "Trustees") has unanimously approved the continued retention of MCIM as the Trust's investment sub-adviser. The Board, including all of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) ("Independent Trustees"), has approved a new investment sub-advisory agreement (the "New Agreement") among the Trust, MCIM and RMR Advisors, Inc., the Trust's investment adviser (the "Investment Adviser"), with substantively identical terms as in the Prior Agreement. The New Agreement will become effective upon its approval by the Trust's shareholders and will remain in effect until June 16, 2011 unless terminated sooner. Thereafter, if not terminated, the New Agreement will be subject to annual approval by the Board. In approving the New Agreement, the Board, among other things, considered (i) the Trust's historical experience with MCIM, (ii) the MCIM employees remaining with MCIM following the takeover by AIMS and (iii) that the same person who has historically managed the Trust's day to day portfolio operations will continue to do so. The Investment Adviser has continued, and will continue, to serve as the Trust's investment adviser.

        The 1940 Act requires that investment advisory agreements, including the New Agreement, be approved by a majority of the Trust's outstanding voting securities (as defined in the 1940 Act). Therefore, at the Meeting, shareholders of the Trust will be asked to vote: (1) to approve the New Agreement, and (2) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

        The Trustees recommend that you vote "FOR" the approval of the New Agreement. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

        Whether or not you plan to attend the Meeting, your vote is needed. Even if you plan to attend the Meeting, please promptly follow the instructions on the enclosed proxy card to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed proxy card and returning it in the accompanying postage paid return envelope.

        Please call the firm assisting the Trust in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at (212) 750-5833. Other shareholders may call Innisfree, toll free, at (888) 750-5834.

        We look forward to receiving your proxy so your shares may be voted at the Meeting or seeing you at the Meeting.

Sincerely yours,
Adam D. Portnoy President

 IMPORTANT INFORMATION FOR TRUST SHAREHOLDERS

        While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.

QUESTIONS AND ANSWERS

Q:    WHAT AM I BEING ASKED TO VOTE ON?

A:
MacarthurCook Investment Managers Limited ("MCIM"), a wholly owned subsidiary of MacarthurCook Limited ("MCK"), has acted as the investment sub-advisor to RMR Asia Pacific Real Estate Fund (the "Trust") pursuant to an investment sub-advisory agreement (the "Prior Agreement") since the Trust, and its predecessor funds, commenced operations. On June 26, 2009, AIMS Securities Holdings Pty Ltd ("AIMS Securities"), a member of the AIMS Financial Group ("AIMS Financial," and together with AIMS Securities, "AIMS"), acquired more than 25% of MCK's outstanding shares thereby causing MCK (and, indirectly, MCIM) to undergo a change in control, and the Prior Agreement to undergo an "assignment", for purposes of the Investment Company Act of 1940 (the "1940 Act"). This "assignment" caused the automatic termination of the Prior Agreement in accordance with its terms and applicable provisions of the 1940 Act. The New Agreement is substantively identical to the Prior Agreement. As of August 31, 2009, AIMS Securities owned approximately 92% of MCK's outstanding shares.

  The Trust's Board of Trustees (the "Board," the members of which are referred to as "Trustees") has unanimously approved the continued retention of MCIM as the Trust's investment sub-adviser. The Board, including all of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) ("Independent Trustees"), has approved a new investment sub-advisory agreement (the "New Agreement") among the Trust, MCIM and RMR Advisors, Inc., the Trust's investment adviser (the "Investment Adviser"), with substantively identical terms as in the Prior Agreement. The New Agreement will become effective upon its approval by the Trust's shareholders and will remain in effect until June 16, 2011 unless terminated sooner. Thereafter, if not terminated, the New Agreement will be subject to annual approval by the Board. In approving the New Agreement, the Board, among other things, considered (i) the Trust's historical experience with MCIM, (ii) the MCIM employees remaining with MCIM following the takeover by AIMS and (iii) that the same person who had historically managed the Trust's day to day portfolio operations will continue to do so.

  To facilitate an uninterrupted investment program, the Board, including each of the Independent Trustees, has also approved an interim investment sub-advisory agreement among the Trust, MCIM and the Investment Adviser (the "Interim Agreement"). The Interim Agreement became effective as of June 26, 2009, and will continue in effect for a maximum period of 150 days (subject to extension only upon approval by the Board and confirmation from the staff of the Securities and Exchange Commission ("SEC") that it does not intend to object to such an extension). The Interim Agreement is substantively identical to the Prior Agreement and the New Agreement.

  The Investment Adviser has continued, and will continue, to serve as the Trust's investment adviser.

Q:    WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A:
The 1940 Act requires shareholders to approve investment advisory agreements, including investment sub-advisory agreements such as the one the Board is submitting for your consideration. The Board, including each of the Independent Trustees, has unanimously approved and determined to submit the New Agreement to the Trust's shareholders for approval. The New Agreement is substantively identical to the Prior Agreement.

i

Q:
HOW WILL THE NEW AGREEMENT WITH MCIM AFFECT ME AS A SHAREHOLDER OF THE TRUST?

A:
The Trust pays an investment management fee to the Investment Adviser in an amount equal to 1.00% per annum of the Trust's average daily managed assets. From this amount, the Investment Adviser, not the Trust, pays a fee to MCIM in an amount equal to 0.375% per annum of the Trust's average daily managed assets. The New Agreement will not change the amount of the advisory fee paid by the Trust to the Investment Adviser or the sub-advisory fee paid by the Investment Adviser to MCIM. Moreover, the Trust's contractual fee waiver with the Investment Adviser, pursuant to which the Investment Adviser has agreed to waive a portion of its management fee equal to 0.25% per annum of the Trust's average daily managed assets until May 25, 2012, will remain in place. The Trust's contractual sub-advisory fee waiver with MCIM, pursuant to which MCIM has agreed to waive a portion of its sub-advisory fee until May 25, 2012, such that the fee payable to it by the Investment Adviser will be equal to 0.25% per annum of the Trust's average daily managed assets, has remained in place under the Interim Agreement and will remain in place under the New Agreement with the same expiration date. There will be no change in the nature or level of services the Investment Adviser and MCIM provide to the Trust as a result of the New Agreement. As of August 31, 2009, the Trust's managed assets were $71,294,118.

Q:    WHO IS AIMS?

A:
AIMS Securities is a member of AIMS Financial, which is an Australian group of companies established in 1991. AIMS Financial focuses on fund management, investment banking, real estate investment, eCommerce, securitization and mortgage lending in the Asia Pacific region, with a particular focus on China and Australia. AIMS Financial is an Australian Financial Service License holder for securitization trust managers, real estate fund managers and mortgage fund managers granted by the Australian Securities and Investments Commission. AIMS Financial also wholly owns the Asia Pacific Exchange Limited (APX), located in Australia. AIMS Financial is controlled by its founder, Mr. George Wang, who is currently its chairman and chief executive officer. Mr. Wang is active in both the Australian and Chinese business communities. In China, Mr. Wang is an adviser to several Chinese governmental bodies and agencies and he holds the position of Deputy President of the International Trade Council of China, a constituent body of China Council for the Promotion of International Trade. In Australia, Mr. Wang is the President of the Australia China Finance & Investment Council.

  On July 17, 2009, AIMS Securities closed a tender offer for all of the outstanding shares of MCK and, as of August 31, 2009, AIMS Securities owned approximately 92% of MCK's outstanding shares. As of August 31, 2009, AIMS Financial managed (including management through MCK and MCIM) nine non-U.S. investment funds with over A$1.1 billion of assets that invest primarily in Asia Pacific real estate securities and other real estate assets (the "AIMS Funds"). The AIMS Funds include real estate property funds, mortgage funds and real estate securities funds. Substantially all of the assets of the AIMS Funds are located in Australia and other Asia Pacific regions. Three of the AIMS Funds are listed either on the Australian Stock Exchange or the Singapore Stock Exchange or both. MCIM is registered with the SEC as an investment adviser and has been so registered since March 2006.

  As of August 31, 2009 there had been limited employee turnover at MCIM since AIMS's takeover of MCK. Two notable departures were Mr. Craig Dunstan, the Chief Investment Officer, a co-portfolio manager of the Trust and director of MCIM, and Mr. Simon Grant, Chief Executive Officer—Australia and America and director of MCIM. While Mr. Dunstan resigned from both MCK and MCIM, Mr. Grant is still an employee of MCK. Additionally, Messrs. Mark Thorpe-Apps, Antony Wood, Gregory Bundy and Chris Langford have become the directors of MCIM, replacing MCIM's pre-AIMS directors. Mr. Thorpe-Apps has also assumed the role of Chief Investment Officer of MCIM, a role previously occupied by Mr. Dunstan. AIMS has

ii

  informed the Trust that it intends to retain MCK's offices in Melbourne and Singapore and to retain MCIM's existing portfolio management team, including Mr. Roberto Versace, who will continue to be responsible for the day to day management of the Trust's portfolio. See "Board Considerations" in the attached Proxy Statement for additional information.

Q:    HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:
The Board recommends that shareholders vote "FOR" the approval of the New Agreement.

Q:    WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE NEW AGREEMENT?

A:
In the event the proposed New Agreement is not approved by the Trust's shareholders, the Board will promptly consider other alternatives available to the Trust. These alternatives might include seeking another investment sub-adviser for the Trust, requesting that the Investment Adviser manage the Trust's portfolio itself, merging the Trust into another company, or potentially terminating the Trust and returning its assets to shareholders.

Q:    HOW DO I VOTE/WHO SHOULD I CALL IF I HAVE QUESTIONS?

A:
You may vote by using one of the following options:

•
By mail:  Mark, sign and date the enclosed proxy card and return in the enclosed postage paid envelope;

•
By telephone: Call the toll free number listed on the front of the enclosed proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card;

•
By Internet: Log on to the website listed on the front of the enclosed proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you with instructions on how to vote. Do not mail the paper proxy card; or

•
In person: You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

  Each shareholder who has given a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the meeting and wishes to vote in person. Proxies given by telephone or over the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail. Being present at the Meeting alone does not revoke a previously executed and returned proxy.

  Please call the firm assisting the Trust in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at (212) 750-5833. Other shareholders may call Innisfree, toll free, at (888) 750-5834.

iii

 PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

RMR ASIA PACIFIC REAL ESTATE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October       , 2009

To the Shareholders of RMR Asia Pacific Real Estate Fund:

        A special meeting (the "Meeting") of shareholders of RMR Asia Pacific Real Estate Fund (the "Trust") will be held on Wednesday, November 18, 2009 at 9:30 a.m., Boston time, at the offices of the Trust, 400 Centre Street, Newton, Massachusetts 02458 to consider and vote on the proposal as more fully described in the accompanying proxy statement.

        The Meeting will be held for the following purposes:

  1.
  To approve a new investment sub-advisory agreement among the Trust, MacarthurCook Investment Managers Limited and RMR Advisors, Inc.

        The Board of Trustees of the Trust recommends that you vote "FOR" this proposal.

  2.
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on October 1, 2009 have the right to vote at the Meeting and at any adjournments or postponements thereof.

        Even if you plan to attend the Meeting, we urge you to complete, sign and promptly return the enclosed proxy card or vote your proxy by telephone or over the Internet so that the Meeting may be held and a maximum number of shares may be voted.

        The Trust will furnish, without charge, copies of the Trust's most recent annual report and semi-annual report to shareholders upon request. Please call (866) 790-8165 to request copies of these reports. Copies can also be obtained by visiting the Trust's website at www.rmrfunds.com.**

**
The internet address for the Trust and certain other documents relating to the Trust (e.g. the Trust's Annual Report) are referenced several times in the proxy statement as textual references only. The information on the website and in such other documents is not incorporated by reference into this proxy statement.

        Please call the firm assisting the Trust in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at (212) 750-5833. Other shareholders may call Innisfree, toll free, at (888) 750-5834.

By Order of the Board of Trustees of RMR Asia Pacific Real Estate Fund
Adam D. Portnoy President

WE NEED YOUR PROXY VOTE IMMEDIATELY

        You may think your vote is not important, but it is vital. By law, the Meeting must be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Trust would continue to solicit votes in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust to hold the Meeting as scheduled, so please vote your proxy immediately.

 PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

        RMR ASIA PACIFIC REAL ESTATE FUND
400 Centre Street
Newton, Massachusetts 02458

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On Wednesday, November 18, 2009, 2009

        This proxy statement (this "Proxy Statement") and enclosed form of proxy card are being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board," the members of which are referred to as "Trustees") of RMR Asia Pacific Real Estate Fund (the "Trust"), a Delaware statutory trust and closed end investment company registered under the Investment Company Act of 1940 (the "1940 Act"). A special meeting (the "Meeting") of shareholders will be held at the offices of the Trust, 400 Centre Street, Newton, Massachusetts 02458, on Wednesday, November 18, 2009 at 9:30 a.m., Boston time. This Proxy Statement and the accompanying form of proxy, are first being mailed to shareholders on or about October     , 2009.

        It is expected that the solicitation of proxies will be primarily by mail and telephone. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by MacarthurCook Investment Managers Limited ("MCIM"), the Trust's investment sub-adviser. RMR Advisors, Inc., the Trust's investment adviser (the "Investment Adviser"), the Trust's officers, and the Trust's administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, e-mail or personal interview. The Trust has retained Innisfree M&A Incorporated ("Innisfree") to solicit proxies from shareholders, and MCIM has agreed to bear the costs and expenses of retaining Innisfree. In connection with its services for soliciting proxies, Innisfree is being paid a fee of $15,000 plus certain additional fees for speaking with individual shareholders and is being reimbursed by the Trust for certain out of pocket expenses related to its services. Additionally, the Trust has agreed to indemnify Innisfree from certain liabilities arising out of the Trust's arrangements with Innisfree. As indicated, MCIM has agreed to bear all of these costs and expenses. If the Trust records proxy votes by telephone or over the Internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. Proxies given by telephone or over the Internet may also be revoked at any time before they are voted in the same manner as proxies given by mail. Being present at the Meeting alone does not revoke a previously executed and returned proxy.

        The following summarizes the proposals to be voted on at the Meeting.

Proposals

  1.
  To approve a new investment sub-advisory agreement among the Trust, MCIM and the Investment Adviser.

  2.
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        A proxy card is enclosed with respect to the shares you own in the Trust. If the proxy card is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Shareholders of record at the close of business on October 1, 2009 (the "Record Date") have the right to vote at the Meeting. Each share is entitled to one vote. Shareholders are requested to complete the enclosed proxy card and return it in the enclosed postage paid return envelope. No postage is required if mailed in the United States.

        Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on November 18, 2009:

  •
  This Proxy Statement is also available at                                    .

  •
  You may also vote your shares by logging on to                                    . Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you with instructions on how to vote. If you vote via the Internet, do not mail the paper proxy card.

  •
  If you need directions to attend the Meeting and wish to vote in person, please call RMR Advisors, Inc. at (866) 790-8165.

        If a quorum is not present at the Meeting, the chairman of the Meeting will adjourn the Meeting to permit further solicitation of proxies.

        The Trust's Board of Trustees Unanimously Recommends a Vote "FOR" each Proposal Described in this Proxy Statement.

 PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

Introduction

        MCIM, a wholly owned subsidiary of MacarthurCook Limited ("MCK"), has acted as the Trust's investment sub-adviser pursuant to an investment sub-advisory agreement (the "Prior Agreement") since the Trust, and its predecessor funds, commenced operations.(2) On June 26, 2009, AIMS Securities Holdings Pty Ltd ("AIMS Securities"), a member of the AIMS Financial Group ("AIMS Financial," and together with AIMS Securities, "AIMS") acquired more than 25% of MCK's outstanding shares thereby causing MCK (and, indirectly, MCIM) to undergo a change in control, and the Prior Agreement to undergo an "assignment", for purposes of the 1940 Act. This "assignment" caused the automatic termination of the Prior Agreement in accordance with its terms and applicable provisions of the 1940 Act. As of August 31, 2009, AIMS Securities owned approximately 92% of MCK's outstanding shares.

        In connection with AIMS's takeover of MCK, Mr. Craig Dunstan, a co-portfolio manager of the Trust, resigned from MCK and MCIM. The Trust's other portfolio manager, Mr. Roberto Versace, remains with MCIM and has informed the Trust of his intention to remain with MCIM. Prior to Mr. Dunstan's resignation, Mr. Versace was the portfolio manager primarily responsible for the day to day management of the Trust's portfolio. Mr. Versace and representatives of AIMS have informed the Trust that Mr. Versace presently intends to continue to serve as a portfolio manager for the Trust and maintain his responsibility for the day to day management of the Trust's portfolio. See "Board Considerations" below for further information about AIMS and MCIM personnel.

        The Board has unanimously approved the continued retention of MCIM as the Trust's investment sub-adviser. The Board, including all of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) ("Independent Trustees"), have approved a new investment sub-advisory agreement (the "New Agreement") among the Trust, MCIM and the Investment Adviser with substantively identical terms as in the Prior Agreement. The New Agreement will become effective upon its approval by the Trust's shareholders and will remain in effect until June 16, 2011 unless terminated sooner. Thereafter, if not terminated, the New Agreement will be subject to annual approval by the Board. In approving the New Agreement, the Board, among other things, considered (i) the Trust's historical experience with MCIM, (ii) the MCIM employees remaining with MCIM following the takeover by AIMS and (iii) that the same person who has historically managed the Trust's day to day portfolio operations will continue to do so. The Investment Adviser has continued, and will continue, to serve as the Trust's investment adviser.

        To facilitate an uninterrupted investment program, the Board, including each of the Independent Trustees, has also approved an interim investment sub-advisory agreement among the Trust, MCIM and the Investment Adviser (the "Interim Agreement"). The Interim Agreement became effective as of June 26, 2009, and will continue in effect for a maximum period of 150 days (subject to extension only upon approval by the Board and confirmation from the staff of the Securities and Exchange Commission ("SEC") that it does not intend to object to such an extension). The Interim Agreement is substantively identical to the Prior Agreement and the New Agreement.

1940 Act Requirements

        Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser (or investment sub-adviser) to a registered investment company, such as the Trust, except pursuant to a written contract that has been approved by shareholders. However, Rule 15a-4 under the 1940 Act provides that if a previous investment advisory agreement has been terminated pursuant to its terms,

(2)
On June 16, 2009, Old RMR Asia Pacific Real Estate Fund ("Old RAP") and RMR Asia Real Estate Fund ("RAF") reorganized with the Trust. In connection with this reorganization, the Trust assumed the accounting and investment performance history of Old RAP.

then an investment company's board may approve an interim investment advisory agreement allowing an investment adviser to manage the investment company's portfolio until a majority of the investment company's shareholders approve a new investment advisory agreement. Under Rule 15a-4, the interim investment advisory agreement may have a term of not more than 150 days (unless a longer period is approved by the SEC). Approval of the New Agreement by the Trust's shareholders is required to permit MCIM to continue to provide investment advice to the Trust following the expiration of the 150 day period provided for under the Interim Agreement. Accordingly, the Trust's shareholders are being asked to vote on Proposal 1, the approval of the New Agreement.

        If Proposal 1 is approved by the Trust's shareholders, the New Agreement will become effective upon shareholder approval and will remain in effect until June 16, 2011. The New Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Board or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, provided that, in either event, the continuance is also approved by a majority of the Trust's Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such approval.

        At a meeting held on September 21, 2009, the Board, including a majority of the Independent Trustees, approved the New Agreement and directed that the New Agreement be submitted to the Trust's shareholders for approval at the Meeting. A copy of the form of New Agreement is set forth in Appendix A to this Proxy Statement. In the event the proposed New Agreement is not approved by the Trust's shareholders, the Board will promptly consider other alternatives available to the Trust. These alternatives might include seeking another investment sub-adviser for the Trust, requesting that the Investment Adviser manage the Trust's portfolio itself, merging the Trust into another company, or potentially terminating the Trust and returning its assets to shareholders.

Board Considerations

        At a meeting held on September 21, 2009, the Board, including each of the Independent Trustees, approved the New Agreement. In making its determination to approve the New Agreement, the Board, including each of the Independent Trustees, considered all of the factors described below.

        The Board considered the benefits of retaining MCIM as the Trust's investment sub-adviser. The Board discussed the nature, extent and quality of services that MCIM has provided to the Trust and its predecessor funds; the quality and experience of personnel in MCIM's organization, including the personnel now affiliated with MCIM through AIMS, as well as the depth of such personnel at MCIM and AIMS and the departure of Messrs. Dunstan and Grant; the experience and expertise of MCIM as an investment adviser, as well as the experience and expertise of AIMS; the capacity and future commitment of MCIM to perform its duties; the sub-advisory fees to be paid to MCIM by the Investment Adviser; the fact that MCIM has agreed to waive a portion of its fees until May 25, 2012; the level of investment advisory fees to be paid by the Trust, which indirectly includes the fee paid to MCIM, as compared to similar funds; MCIM's performance history as sub-adviser to the Trust and its predecessor funds, and AIMS's performance history as an investment manager; the potential for economies of scale; the financial condition and profitability of MCIM; and any indirect benefits to be derived by MCIM and AIMS from their relationship with the Trust. In considering such factors, the Trustees noted their deliberations at their meeting on January 28, 2009 at which they considered the approval of the Prior Agreement. The Board emphasized that they considered such deliberations to be relevant to approving the New Agreement since the same portfolio management personnel historically responsible for the Trust's day to day portfolio operations will remain in their respective roles at

MCIM, other then Mr. Dunstan. In addition, the Board considered the following in determining to retain MCIM as the Trust's investment sub-adviser:

The Nature, Extent and Quality of Services Provided by MCIM

        The Board considered the level and depth of knowledge of MCIM, and the added knowledge that AIMS represented. The Board took into account its familiarity with MCIM and its management through the Trust and its predecessor funds, noting the Trust's and those funds' performance relative to a peer group of global real estate closed end funds. The Board also took into account the in person meetings a majority of the Trustees have had with the principals of AIMS, noting their satisfaction with AIMS's plans for MCIM and AIMS's stated commitment to MCIM's business as a U.S. registered investment adviser. The Board also considered MCIM's and AIMS's record of compliance with their own compliance policies and procedures, MCIM's record of compliance with the Trust's and its predecessor funds' compliance policies and procedures, whether the Trust and its predecessor funds had operated within their investment objectives and the Investment Adviser's oversight of MCIM. Additionally, the Board considered the extent of specialized knowledge of MCIM and AIMS, noting that MCIM specialized in the area of real estate investment management in the Asia Pacific region and that AIMS added additional specialized knowledge in the areas of fund management and real estate investment in the Asia Pacific region.

        The Board also independently considered the level and depth of knowledge of AIMS, as well as the effect AIMS's control of MCIM would have on MCIM going forward. The Board considered AIMS's experience and track record in fund management, investment banking, real estate investment, eCommerce, securitization and mortgage lending in the Asia Pacific region, and noted AIMS's particular focus on China and Australia. The Board noted that AIMS Financial is an Australian Financial Service License holder for securitization trust manager, real estate funds manager and mortgage funds manager granted by the Australian Securities and Investments Commission, and that AIMS Financial wholly owns the Asia Pacific Exchange (APX), a securities exchange located in Australia. The Board concluded that AIMS's track record was satisfactory and that its added expertise had the potential to have a positive impact on MCIM and its management of the Trust.

        The Board then reviewed the principal personnel at AIMS who would interact with MCIM and oversee the personnel at MCIM managing the Trust's day to day portfolio operations. In connection with this review, the Board also considered the extent to which there would be no change in the personnel who would be responsible for the daily management of the Trust's portfolio.

        The Board first considered AIMS's founder and controlling person, Mr. George Wang, who also serves as AIMS's chairman and chief executive officer. The Board noted that Mr. Wang has a skill base in the areas of securitization, real estate funds management, structured finance and innovative financial product development, which is likely to bring added depth to MCIM's organization. The Board also recognized that Mr. Wang is active in both the Australian and Chinese business communities. In China, Mr. Wang is an adviser to several Chinese governmental bodies and agencies and he holds the position of Deputy President of the International Trade Council of China, a constituent body of the China Council for the Promotion of International Trade. In Australia, Mr. Wang is the President of the Australia China Finance & Investment Council. In connection with AIMS's takeover of MCK, the Board noted that Mr. Wang became a director of MCK.

        The Board next considered Mr. Mark Thorpe-Apps, who has become a director and the Chief Investment Officer ("CIO") of MCIM, as well as a director of MCK. The Board recognized that these were roles previously occupied by Mr. Craig Dunstan, who resigned from MCK and MCIM in connection with AIMS's takeover of MCK. Mr. Dunstan was previously a co-portfolio manager of the Trust by virtue of his position as CIO of MCIM, but was not responsible for the Trust's day to day portfolio management. The Board noted that AIMS had indicated that Mr. Thorpe-Apps will likely occupy a co-portfolio management role with respect to the Trust by virtue of his position as CIO of MCIM, as had Mr. Dunstan. The Board recognized, however, that it was not contemplated that Mr. Thorpe-Apps would have responsibility for the Trust's day to day portfolio management and would likely function in a supervisory role akin to Mr. Dunstan's previous role. The Board reviewed Mr. Thorpe-Apps' experience, noting that Mr. Thorpe-Apps has over 15 years experience in funds management and financial services, previously was a founder of Pengana Capital Limited where he led its property securities team and founded several real estate funds, regularly speaks at property investment conferences and is currently the executive director of AIMS's funds management business where he is responsible for building AIMS's fund management platform.

        In addition, the Board considered Messrs. Gregory Bundy and Antony Wood, both of whom have become directors of MCIM and MCK in connection with AIMS's takeover of MCK, and Mr.Chris Langford, who has become a director of MCIM and expects to be named a director of MCK, in connection with AIMS's takeover of MCK. The Board noted that MCIM's board of directors currently consists of Messrs. Thorpe-Apps, Bundy, Wood and Langford, and that MCIM has not retained any of its pre-AIMS directors. The Board concluded that this turnover of directors was not expected to have any adverse impact on MCIM and was not expected to affect the day to day management of the Trust's portfolio. The Board noted that MCIM was a subsidiary of MCK and that such director turnover was usual and customary in connection with a corporate takeover. The Board then discussed the expectations it had received from AIMS and MCIM that this director turnover was expected to have little or no affect on the employees of MCIM and the day to day management of the Trust's portfolio, and that there had been limited employee turnover at MCIM since AIMS's takeover through August 31, 2009.

        The Board then discussed the experience of Messrs. Bundy, Wood and Langford, noting that Mr. Bundy has two decades of experience in investment banking, stock brokering and funds management. The Board noted that, until recently, Mr. Bundy was Vice Chairman of Merrill Lynch Asia Pacific with responsibility for all capital market accounts in Korea, Hong Kong, Singapore, China and Australia. The Board discussed that Mr. Bundy was a graduate of Yale University, had joined Merrill Lynch in 1984 and had held positions with Merrill Lynch including head of U.S. equity trading, Managing Director of International Equities and Chief Operating Officer of Merrill Lynch Investment Managers. With respect to Mr. Wood, the Board noted that Mr. Wood's career extends over 25 years and that key roles have included Director of Jones Lang Wootton (now Jones Lang LaSalle) and progressing through senior fiduciary positions in the funds management divisions of BZW-Mirvac, BT Funds Management and Record Investments. The Board noted that, in 2005, Mr. Wood founded, and is Managing Director of, the Blaxland Group, a firm that offers professional real estate and property funds management and property investment banking capabilities. The Board further noted Mr. Wood has worked across a range of international markets including Australia, Asia and Europe. The Board next discussed the experience of Mr. Langford, noting that Mr. Langford has over 20 years experience in a range of roles within the property industry. The Board discussed that Mr. Langford has worked with Lend Lease and Mirvac on a variety of projects and property classes. The Board noted that Mr. Langford was Chief Executive Officer of Mirvac Retail Projects until mid 2005, before forming Spyglass Property to focus on retail property development. The Board further noted that Mr. Langford is also a commissioner of the Australian Football League and a director of NSW Cultural Management, the manager of The Sydney Theatre.

        The Board also considered the persons at MCIM who will continue to be responsible for the Trust's day to day portfolio management. The Board recognized that Mr. Roberto Versace, who has been the Trust's (or its predecessor funds') portfolio manager since July 2008, will continue be responsible for the Trust's day to day portfolio management, and that there has not been and that there is currently not expected to be any change in Mr. Versace's status. The Board noted that, in connection with AIMS's takeover of MCK, Mr. Versace has agreed to relocate from Melbourne to Singapore. The

Board discussed Mr. Versace's view that being based in Singapore would be a positive change for his continued portfolio management of the Trust since he would be more readily able to conduct on site evaluations of potential and current portfolio companies. The Board then reviewed Mr. Versace's experience, noting that he has been a Fund Manager at MCK since July 2007, and a portfolio manager of the Trust and its predecessor funds since July 2008. The Board considered that from September 2005 to June 2007, Mr. Versace was a member of the Global Real Estate Team of the global investment and advisory firm Babcock & Brown, and from September 2000 to June 2004 Mr. Versace was an analyst with Colonial First State Global Asset Management, the largest manager of Australian sourced funds. The Board also noted that there had been limited employee turnover at MCIM since AIMS's takeover through August 31, 2009, other than as previously discussed, and that it had received assurances from MCIM and AIMS that the nature, level and quality of the services provided by MCIM to the Trust was not expected to be reduced as a result of AIMS's control of MCIM. The Board concluded this segment of its evaluation with a discussion of how the experience and depth of knowledge added to MCIM by AIMS might benefit the Trust.

Sub-Advisory Fees, Other Expenses, Investment Performance and the Profitability of MCIM

        The Board noted that the Investment Adviser, not the Trust, would pay MCIM 0.375% per annum of the value of the Trust's average daily managed assets and that MCIM had agreed to waive a portion of its investment sub-advisory fee until May 25, 2012 such that the fee payable to MCIM would be equal to 0.25% per annum of the value of the Trust's average daily managed assets, allowing the Investment Adviser to pass this savings on to the Trust in the form of a waiver of its advisory fee charged to the Trust. The Board recognized that this fee structure was identical to the fee structure under the Prior Agreement and the Interim Agreement. The Board further noted that the sub-advisory fee under the New Agreement, as was the sub-advisory fee under the Prior Agreement, was a product of arm's length negotiations between the Investment Adviser and MCIM. The Board again emphasized that the same personnel at MCIM who had historically managed the Trust's day to day portfolio operations will continue to do so, and that the New Agreement was substantively identical to the Prior Agreement that the Board approved at a meeting on January 28, 2009. The Independent Trustees also noted their recollection, and later confirmed with the Investment Adviser's management, that in the original negotiation of the sub-advisory fee to be paid to MCIM in connection with the establishment of the Trust's predecessor funds, such fees were agreed upon by reference to, and were consistent with, the fees paid to investment advisers who provide comparable services in the Trust's market sector, and such fees had not changed.

        The Board then reviewed a comparative analysis of the Trust's advisory expense (which includes the sub-advisory fees) and total expenses to those of a peer group of investment companies (the "peer group"). The Board considered that the Trust's net expense ratio, which takes fee waivers into account and was based on the expense ratio of Old RAP prior to its reorganization with RAF and the Trust, was the highest of the peer group for the year ended December 31, 2008. Assuming that the reorganization of Old RAP and RAF with the Trust had closed on January 1, 2008, the Board noted that the pro forma net expense ratio of the of the Trust would have ranked it near the median of the peer group. The Board concluded that the Trust's expenses were within industry norms, compared favorably to similar investment products, and were reasonable and appropriate in light of the high quality of service and commitment rendered by the Investment Adviser and MCIM.

        In evaluating the performance of the Trust and MCIM, the Board noted that it reviews, on a regular basis, the Trust's performance results, portfolio composition and investment strategies. In connection with its evaluation of MCIM's performance in managing the Trust's portfolio, the Board considered the Trust's year to date performance results as of July 31, 2009, as compared to a relevant benchmark index.

        The Board observed that the Trust's year to date total return based on net asset value (with all fees and expenses deducted) as of July 31, 2009 was 26.08%, which compared to a return of 35.65% for the EPRA/NAREIT Asia Total Return Index (the "Index"), an unmanaged index of Asia Pacific real estate common stocks, for the same period. The Board also observed that the Trust's one and three year total returns based on net asset value (with all fees and expenses deducted) were (16.68)% and (7.80)%, respectively, which compared to a returns of (16.26)% and (2.93)%, respectively, for the Index. The Board noted that the Index was a relevant benchmark because all of the Trust's investments (excluding short term investments) are invested in securities of real estate companies in countries covered by the Index. The Board further noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses.

        The Board then noted that the Trusts total return based on net asset value (with all fees and expenses deducted) generally compared more favorably to those of the peer group. The Board observed that the Trust's year to date total return based on net asset value (with all fees and expenses deducted) as of July 31, 2009 was 26.08%, which outperformed a majority of the peer group. The Board also observed that the Trust's one and three year total returns based on net asset value (with all fees and expenses deducted) outperformed the entire peer group.

        The Board indicated its satisfaction with MCIM's performance, concluded that MCIM had contributed positively to the performance of the Trust and determined that continuing to retain MCIM would be in the Trust's and its shareholders' best interests. In coming to this conclusion, the Board recognized that the same persons will continue to be responsible for the day to day management of the Trust's portfolio.

        The Board then discussed the experience of MCIM in general and considered MCIM's financial statements for the period ended June 30, 2009 and MCIM's financial condition. Upon reviewing this information, the Board concluded that MCIM continued to have the financial wherewithal to perform the services required under the New Agreement. The Board also recalled AIMS's express commitment to MCIM's business model as a U.S. registered investment adviser and to the continued management of the Trust. In considering the profitability of MCIM, the Board again noted that the fee to be paid pursuant to the New Agreement was the product of arm's length negotiations between the Investment Adviser and MCIM and that MCIM has agreed to waive a portion of the sub-advisory fee payable by the Investment Adviser, allowing the Investment Adviser to pass this savings on to the Trust in the form of a waiver of its advisory fee charged to the Trust.

Economies of Scale

        The Board also considered the potential economies of scale that could be realized by the Trust. The Board noted that, at the Trust's current asset levels, it was difficult to achieve any economies of scale and that, currently, no economies of scale were being achieved.

Other Benefits to MCIM

        The Board also considered the indirect benefits to be derived by MCIM from its relationship with the Trust. In particular, the Board considered that MCIM is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Trust may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by the Trust may be used to obtain research related services that may benefit MCIM and its affiliates, including AIMS, by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with services it provides to all of its clients. In light of the potential benefits to the Trust of its availability to MCIM and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that MCIM had reported that the brokers with whom it will place portfolio transactions on behalf of the Trust to date typically have not conditioned the availability of research on commission related factors.

Conclusion

        In considering the approval of the New Agreement, the Board did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) MCIM continues to possesses the capability and resources to perform the duties required under the New Agreement; (ii) based on their experience with MCIM, MCIM maintains an appropriate compliance program; (iii) the proposed sub-advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by MCIM; (iv) MCIM continues to have the necessary resources and abilities to perform the services required of it; and (v) that approval of the New Agreement in accordance with its deliberations thereon was in the best interests of the Trust and its shareholders.

The Investment Adviser

        General Information.    The Investment Adviser has continued and will continue to serve as the investment adviser to the Trust and manage the investment program of the Trust, subject to the ultimate supervision of and subject to any policies established by the Board. The Investment Adviser was founded in 2002 and commenced the substantial majority of its current business activities in December 2003. As of August 31, 2009, the Investment Adviser had $143.1 million of assets under management, $71.3 million of which were assets of the Trust. The Investment Adviser is an affiliate of Reit Management & Research LLC ("Reit Management"), a company principally engaged in providing management services to public companies which own or operate real estate. As of August 31, 2009, the entities managed by the Investment Adviser and Reit Management have a total market capitalization of approximately $12 billion. The Investment Adviser is owned by Mr. Barry M. Portnoy and Mr. Adam D. Portnoy, each of whom are also Trustees of the Trust. The Investment Adviser is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is (617) 796-8238.

        Fee Information.    The Trust pays a management fee to the Investment Adviser equal to 1.00% per annum of the Trust's average daily managed assets. Additionally, the Investment Adviser has contractually agreed to waive a portion of its management fee equal to 0.25% per annum of the Trust's average daily managed assets until May 25, 2012. This arrangement results in an effective management fee of 0.75% per annum of the Trust's average daily managed assets for the Trust's shareholders until May 25, 2012. As of August 31, 2009, the Trust's managed assets were $71,294,118. The Trust's "managed assets" consist of its net assets attributable to common shares, plus the liquidation preference of Trust preferred shares outstanding, if any, and the principal amount of Trust borrowings, if any. As of August 31, 2009, the Trust had no preferred shares or borrowings outstanding and had no intention of issuing any preferred shares or borrowing money.

        For the fiscal year ended December 31, 2008, the Trust's predecessor funds, Old RAP and RAF, collectively paid management fees of $656,654 to the Investment Adviser, which reflected a collective fee waiver amount of $218,884. For the six months ended June 30, 2009, the Trust paid management fees of $71,169 to the Investment Adviser, which reflected a fee waiver amount of $23,723.

Information Concerning AIMS and MCIM

        AIMS Securities is a member of AIMS Financial, which is an Australian group of companies established in 1991. AIMS Financial focuses on fund management, investment banking, real estate investment, eCommerce, securitization and mortgage lending in the Asia Pacific region, with a particular focus on China and Australia. AIMS Financial is an Australian Financial Service License holder for securitization trust managers, real estate fund managers and mortgage fund managers granted by the Australian Securities and Investments Commission. AIMS Financial also wholly owns the Asia Pacific Exchange Limited (APX), located in Australia. AIMS Financial is controlled by its founder, Mr. George Wang, who is currently its chairman and chief executive officer. Mr. Wang is active in both the Australian and Chinese business communities. In China, Mr. Wang is an adviser to several Chinese governmental bodies and agencies and he holds the position of Deputy President of the International Trade Council of China, a constituent body of the China Council for the Promotion of International Trade. In Australia, Mr. Wang is the President of the Australia China Finance & Investment Council.

        On July 17, 2009, AIMS Securities closed a tender offer for all of the outstanding shares of MCK and, as of August 31, 2009, AIMS Securities owned approximately 92% of MCK's outstanding shares. As of August 31, 2009, AIMS Financial managed (including management through MCK and MCIM) nine non-U.S. investment funds with over A$1.1 billion of assets that invest primarily in Asia Pacific real estate securities and other real estate assets (the "AIMS Funds"). The AIMS Funds include real estate property funds, mortgage funds and real estate securities funds. Substantially all of the assets of the AIMS Funds are located in Australia and other Asia Pacific regions. Three of the AIMS Funds are listed either on the Australian Stock Exchange or the Singapore Stock Exchange or both. MCIM is registered with the SEC as an investment adviser and has been so registered since March 2006.

        As of August 31, 2009 there had been limited employee turnover at MCIM since AIMS's takeover of MCK. Two notable departures were Mr. Craig Dunstan, the Chief Investment Officer, a co-portfolio manager of the Trust and director of MCIM, and Mr. Simon Grant, Chief Executive Officer—Australia and America and director of MCIM. While Mr. Dunstan resigned from both MCK and MCIM, Mr. Grant is still an employee of MCK. Additionally, Messrs. Mark Thorpe-Apps, Antony Wood, Gregory Bundy and Chris Langford have become the directors of MCIM, replacing MCIM's pre-AIMS directors. Mr. Thorpe-Apps has also assumed the role of Chief Investment Officer of MCIM, a role previously occupied by Mr. Dunstan. AIMS has informed the Trust that it intends to retain MCK's offices in Melbourne and Singapore, and to retain MCIM's existing portfolio management team, including Mr. Roberto Versace, who will continue to be responsible for the day to day management of the Trust's portfolio. See "Board Considerations" above for further information regarding MCIM and AIMS personnel.

        MCIM is located at Level Four, 30 Collins Street, Melbourne, Victoria 3000, Australia, and its telephone number is (011) 613-9660-4555.

Comparison of the Sub-Advisory Agreements

        At the Meeting, shareholders will be asked to vote on the approval of the New Agreement pursuant to which MCIM will serve as the Trust's investment sub-adviser. The principal terms of the New Agreement are summarized below and a copy of the New Agreement is attached to this Proxy Statement as Appendix A. The description of the New Agreement that follows is qualified in its entirety by reference to Appendix A.

        The Prior Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on January 28, 2009, and approved on March 26, 2009 by the Trust's sole initial shareholder. Under the Prior Agreement, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Board, MCIM supervised and managed the investment and reinvestment of the Trust's assets. Prior to the Trust's reorganization with Old RAP and RAF, MCIM served as Old RAP's and RAF's investment sub-adviser pursuant to investment sub-advisory agreements with the same substantive terms as in the Prior Agreement. A discussion regarding the basis for the Board's approval of the Prior Agreement can be found in the Trust's semi-annual report to shareholders for the six months ended June 30, 2009.

        The terms and conditions of the New Agreement are substantively identical to those of the Prior Agreement, except for the time periods covered by each agreement. The advisory fees and advisory fee waivers provided for in the Prior Agreement will remain the same and do not change in the New Agreement.

        The Prior Agreement and the New Agreement (collectively, the "Sub-Advisory Agreements") provide that, subject to the direction and control of the Board, and the oversight and supervision of the Investment Adviser, MCIM will, among other things, (1) manage the Trust's portfolio holdings and make investment decisions for the Trust in accordance with the Trust's investment objective and policies, (2) provide research services to the Trust, (3) vote all proxies and respond to all corporate actions for the Trust's portfolio securities in accordance with MCIM's written proxy voting policies and procedures which have been approved by the Board, (4) make regular reports to the Board and the Investment Adviser and (5) perform its obligations with respect to the Trust's compliance program.

        The Sub-Advisory Agreements provide that MCIM will bear all costs and expenses of its employees and any overhead incurred in connection with its duties under the Sub-Advisory Agreements, and shall bear the costs of any salaries, expenses or fees of its affiliated persons (as defined in the 1940 Act).

        The Sub-Advisory Agreements provide that MCIM is authorized to employ such securities brokers and dealers and to negotiate brokerage commissions on behalf of the Trust, for the purchase and sale of the Trust's portfolio securities, as may, in MCIM's judgment, implement the policy of the Trust to obtain the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the Trust's investment performance on a continuing basis. Consistent with this obligation, MCIM may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers (including affiliates of the Trust) that provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which MCIM or its affiliates exercise investment discretion. Subject to any policies and procedures that the Board may adopt, MCIM may cause the Trust to pay a broker that provides research or other services to MCIM an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if MCIM determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or MCIM's ongoing responsibilities under the Sub-Advisory Agreements.

        The Sub-Advisory Agreements require MCIM to act in accordance with the 1940 Act and the Investment Advisers Act of 1940, applicable rules and regulations, applicable provisions of law, the Agreement and Declaration of Trust and Bylaws of the Trust, the investment strategy of the Trust, and the policies and determinations of the Board. Under the Sub-Advisory Agreements, MCIM will not be liable for any act or omission or for any loss sustained by the Trust in connection with the matters to which the Sub-Advisory Agreements relate, except those involving MCIM's willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Sub-Advisory Agreements. In addition, under the Sub-Advisory Agreements, MCIM indemnifies the Trust and the Investment Adviser and each of their respective trustees, directors, officers, members, managers, employees and agents for all damages, claims and/or losses occasioned by reason of its willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreements.

        Effective Date of New Agreement.    If approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, the New Agreement will become effective upon shareholder approval, and will remain in effect until June 16, 2011 unless terminated sooner. Thereafter, if not terminated, the New Agreement will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees at an in person meeting called for the purpose of voting on such approval, and either: (i) the vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act); or (ii) the vote of a majority of the full Board.

        Termination.    The Sub-Advisory Agreements provide that each may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board or by the vote of a majority of the Trust's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to MCIM; or (ii) MCIM, on 120 days' written notice to the Trust. The Sub-Advisory Agreements provide that they will terminate automatically in the event of an "assignment" (as defined in the 1940 Act).

        Fees.    For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreements, MCIM is entitled to a fee, paid by the Investment Adviser, in an amount equal to 0.375% per annum of the average daily managed assets of the Trust. Additionally, under the Sub-Advisory Agreements, MCIM has agreed to waive a portion of its sub-advisory fee until May 25, 2012, such that the fee payable to it by the Investment Adviser will be equal to 0.25% per annum of the Trust's average daily managed assets. As of August 31, 2009, the Trust's managed assets were $71,294,118. The Trust's "managed assets" consist of its net assets attributable to common shares, plus the liquidation preference of Trust preferred shares outstanding, if any, and the principal amount of Trust borrowings, if any. As of August 31, 2009, the Trust had no preferred shares or borrowings outstanding and had no intention of issuing any preferred shares or borrowing money.

        For the fiscal year ended December 31, 2008, the Investment Adviser paid sub-advisory fees to MCIM in the amount of $218,884(3), which reflected a fee waiver amount of $109,442. For the six months ended June 30, 2009, the Investment Adviser paid sub-advisory fees to MCIM in the amount of $71,967.

        There will be no change in the contractual advisory fees payable by the Trust or the Investment Adviser as a result of the approval of the New Agreement. There will be no change in the contractual advisory fee waivers applicable to the Trust or the Investment Adviser as a result of the approval of the New Agreement.

Interim Sub-Advisory Agreement

        To facilitate an uninterrupted investment program, the Board, including each of the Independent Trustees, has also approved the Interim Agreement. The Interim Agreement will continue in effect for a period of 150 days from its effective date (subject to extension only upon approval by the Board and confirmation from the staff of the SEC that it does not intend to object to such an extension), and provides that it will terminate prior to the expiration of the 150 day period upon the effective date of the New Agreement. Additionally, the Interim Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board or by the vote of a majority of the Trust's outstanding voting securities (as defined in the 1940 Act), on 5 days' written notice to MCIM; or (ii) MCIM, on 120 days' written notice to the Trust. The Interim Agreement will terminate automatically in the event of an "assignment" (as defined in the 1940 Act).

        In accordance with Rule 15a-4 under the 1940 Act, sub-advisory fees payable by the Investment Adviser to MCIM under the Interim Agreement are being held in an interest bearing escrow account with the Trust's custodian. If the Trust's shareholders approve the New Agreement prior to the expiration of the term of the Interim Agreement, the amount in the escrow account (including any interest) will be paid to MCIM. If the Trust's shareholders do not approve the New Agreement prior to the expiration of the term of the Interim Agreement, MCIM will be paid, out of the escrow account, the lesser of (i) MCIM's costs in providing services under the Interim Agreement (including any interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (including any interest). If the Trust's shareholders do not approve the New Agreement prior to the

(3)
Represents the collective total amount paid by the Investment Adviser in respect of the Trust's predecessor funds, Old RAP and RAF.

expiration of the term of the Interim Agreement, any amount held in the escrow account not paid to MCIM will be rebated to the Trust. This escrow account was established in July 2009 and all fees paid to MCIM under the Interim Agreement since July 1, 2009 are being held in this escrow account.

Payments to Affiliates

        UBS AG ("UBS") previously held over 5% of the outstanding common shares of Old RAP, one of the Trust's predecessor funds. UBS first reported this ownership in a Form 13G filing with the SEC on February 14, 2007. On April 15, 2008, UBS advised Old RAP's chief compliance officer that it no longer held 5% or more of Old RAP's outstanding common shares. As a result of this previous ownership interest in Old RAP, UBS used to be an "affiliated broker" of the Trust's predecessor funds, Old RAP and RAF. Old RAP and RAF used UBS as a broker for executing trades in the normal course of business, including during the period in which UBS was an affiliated broker, subject to Old RAP and RAF's procedures relating to brokerage transactions with affiliates. For the fiscal year ended December 31, 2008, the following chart shows (i) the aggregate brokerage commissions paid to UBS by Old RAP and RAF and (ii) the percentage of aggregate brokerage commissions paid to UBS by Old RAP and RAF. The Trust has not paid any brokerage commissions to affiliated brokers during the current fiscal year.

Fund	Brokerage Commissions	Percentage of Aggregate Brokerage Commissions paid to Affiliated Broker
Old RAP	$2,645	4.89%
RAF	$1,242	1.12%

        The Investment Adviser performs administrative functions for the Trust pursuant to an administration agreement with the Trust. The Investment Adviser has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street"), located at 4 Copley Place, Boston, Massachusetts 02118, to perform substantially all fund accounting and other administrative services. Under the administration agreement, the Investment Adviser is entitled to reimbursement for the cost of providing administrative services. For the fiscal year ended December 31, 2008, the Trust's predecessor funds, Old RAP and RAF, collectively reimbursed the Investment Adviser $190,000 for sub-administrative fees charged by State Street. The Trust, Old RAP and RAF reimbursed the Investment Adviser $90,347 for sub-administrative fees charged by State Street for the six months ended June 30, 2009.

        The Independent Trustees are each paid by the Trust an annual fee plus attendance fees for Board and committee meetings. For the fiscal year ended December 31, 2008, the Trust's predecessor funds, Old RAP and RAF, collectively incurred $40,670 of trustee fees and expenses. The Trust, Old RAP and RAF incurred $6,448 of trustee fees and expenses during the six months ended June 30, 2009.

        The Board, and separately the Independent Trustees, authorized the Trust to make reimbursement payments to the Investment Adviser for costs related to the Trust's compliance and internal audit programs. For the fiscal year ended December 31, 2008, the Trust's predecessor funds, Old RAP and RAF, collectively incurred $55,704 of compliance and internal audit expense. The Trust, Old RAP and RAF incurred $75,003 of compliance and internal audit expense during the six months ended June 30, 2009. The Trust also participates in pooled insurance programs with the Investment Adviser and other funds managed by the Investment Adviser and makes payments of allocated portions of related premiums. For the fiscal year ended December 31, 2008, the Trust's predecessor funds, Old RAP and RAF, collectively incurred $25,710 of allocated insurance expense. The Trust, Old RAP and RAF incurred $28,381 of allocated insurance expense during the six months ended June 30, 2009.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW AGREEMENT.

 VOTING INFORMATION

        Required Vote.    To become effective, Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Trust (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Trust present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Trust are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Trust. This voting requirement is referred to herein as a "majority of the outstanding voting securities." For more information, see "Voting Information—Quorum, Abstentions and Adjournments."

        Record Date.    Only shareholders of record at the close of business on October 1, 2009 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Trust was                        . All shares of the Trust will vote in one class and each share will have one vote.

        You may send in your proxy by one of the following methods.

  1.
  Complete, sign and return the enclosed proxy card promptly in the postage paid envelope.

  2.
  Call the toll free number listed on the front of the enclosed proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card.

  3.
  Log on to the website listed on the front of the enclosed proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you with instructions on how to vote. Do not mail the paper proxy card.

        In accordance with Section 3806 of the Delaware Statutory Trust Act, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means.

        Quorum, Abstentions and Adjournments.    A quorum is constituted with respect to the Trust by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Votes withheld, abstentions and broker non-votes will have the same effect as a vote against the proposal.

        The Trust's bylaws expressly authorize the chairperson of the Meeting, subject to the review of the Independent Trustees, to adjourn the Meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the Meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the Meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the Meeting determines that adjournment is otherwise in the best interests of the Trust. If the Meeting is adjourned, the time and place of the adjourned meeting will be announced at the Meeting.

        Revocation of Proxy.    Any shareholder giving a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. Proxies given by telephone or over the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail. Being present at the Meeting alone does not revoke a previously executed and returned proxy.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of August 31, 2009 certain Trustees, and all Trustees and officers of the Trust as a group, held of record shares of the Trust indicated on the following chart. This information is based upon information received from or on behalf of the individuals or entities named below. The address for all persons listed on the following chart, unless otherwise noted, is RMR Asia Pacific Real Estate Fund, 400 Centre Street, Newton, Massachusetts 02458. To the Trust's knowledge, as of August 31, 2009, there were no shareholders owning of record or beneficially 5% or more of the outstanding shares of the Trust, except as set forth below. All shares indicated on the following chart are held directly by the beneficial owner thereof, unless otherwise noted.

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common Shares	Fred T. Tattersall(1)	196,949 shares	5.89%
Common Shares	Barry M. Portnoy(2)	18,686 shares	*
Common Shares	Adam D. Portnoy(3)	18,686 shares	*
Common Shares	Jeffrey P. Somers(4)	290 shares	*
Common Shares	Arthur G. Koumantzelis(5)	86 shares	*
Common Shares	Trustees and officers as a group(6)	28,650 shares	*

*
Less than one percent.

(1)
Information based on Schedule 13G, dated June 30, 2009, filed by Fred T. Tattersall with the SEC on July 23, 2009. Mr. Tattersall's address is 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia 23060. According to this Schedule 13G, Mr. Tattersall has sole voting and dispositive power over the shares that he owns.

(2)
Mr. Barry Portnoy is a Trustee of the Trust. 9,255 shares are owned directly by Mr. Barry Portnoy and 9,431 shares are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership interest in the Investment Adviser, which directly owns those shares. Mr. Barry Portnoy disclaims beneficial ownership of shares owned directly by the Investment Adviser, except to the extent that he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(3)
Mr. Adam Portnoy is a Trustee and the President of the Trust. 9,255 shares are owned directly by Mr. Adam Portnoy and 9,431 shares are beneficially owned by Mr. Adam Portnoy by virtue of his 45% ownership interest in the Investment Adviser, which directly owns those shares. Mr. Adam Portnoy disclaims beneficial ownership of shares owned directly by the Investment Adviser, except to the extent that he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(4)
Mr. Jeffrey P. Somers is an Independent Trustee of the Trust.

(5)
Mr. Arthur G. Koumantzelis is an Independent Trustee of the Trust. Share amounts listed as beneficially owned by Mr. Koumantzelis do not include fractional share amounts.

(6)
Does not include fractional share amounts.

 OTHER MATTERS

        As of the date of this Proxy Statement, the Board knows of no other matter which will be brought before the Meeting. However, if other matters properly come before the Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

Annual and Semi-Annual Reports

        Shareholders may receive a copy of the Trust's Annual Report for the fiscal year ended December 31, 2008 and the Trust's Semi-Annual Report for the six months ended June 30, 2009, which are posted on the Trust's website (www.rmrfunds.com). Shareholders may request a copy without charge by contacting the Trust at (866) 790-8165, or writing to the Trust, 400 Centre Street, Newton, Massachusetts 02458. Shareholders requesting a copy of the Trust's Annual Report for the fiscal year ended December 31, 2008 will receive the annual reports of the Trust's predecessor funds, Old RAP and RAF.

Shareholder Proposals

        Pursuant to the Trust's Bylaws, since the Meeting is a special meeting of the Trust's shareholders, only the business brought before the Meeting pursuant to the Trust's notice of meeting attached to this Proxy Statement shall be conducted at the Meeting. Additionally, the Trust's Bylaws do not allow shareholders to nominate individuals for election to the Board at a special meeting of shareholders, such as the Meeting, where the Trust does not propose the election of Trustees.

        Shareholders wishing to make a nomination for election to the Board or to propose other business for the Trust at the Trust's 2010 annual meeting must do so in compliance with the Trust's Bylaws, which require certain procedures for a Trust shareholder to properly make a nomination for election to the Board or to propose other business for the Trust. If a shareholder who is entitled to do so under the Trust's Bylaws wishes to nominate a person or persons for election to the Board or propose other business for the Trust, that shareholder must provide a written notice to the Trust's Secretary at 400 Centre Street, Newton, Massachusetts 02458. To be eligible to make a nomination or submit a proposal for other business at the Trust's 2010 annual meeting, a shareholder generally must (1) have continuously held Trust shares since such shares have been listed for trading on the NYSE Amex, and continuously hold such shares through and including the time of the annual meeting (including any postponement or adjournment thereof), and (2) be a shareholder of record at the time of giving notice, through and including the time of the annual meeting (including any postponement or adjournment thereof). The shareholder's notice must generally set forth specified information about the nominee and associates of the nominee, the shareholder and associates of the shareholder, any other business proposed to be brought before the meeting, and must set forth the name and address of any other shareholder supporting the shareholder's nomination or proposal to the extent known by the shareholder.

        At the same time as the submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting that, if approved and implemented by the Trust, would cause the Trust to be in breach of any covenant of the Trust or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the Trust or other material contract or agreement of the Trust, the proponent shareholder or shareholders must submit to the Secretary at the principal executive offices of the Trust (i) evidence satisfactory to the Board of the lender's or contracting party's willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the Board in its discretion, and evidence of the availability to the Trust of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the shareholder nomination or other proposal that are at least as favorable to the Trust, as determined by the Board in its discretion.

        Additionally, if (i) submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting that could not be considered or, if approved, implemented by the Trust without making a filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a "Governmental Action") or (ii) such shareholder's ownership of shares or any solicitation of proxies or votes or holding or exercising proxies by such shareholder or any of such shareholder's associates, or any proposed nominee or any of such proposed nominee's associates, would require Governmental Action, then, at the same time as the submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting, the proponent shareholder or shareholders must submit to the Secretary at the principal executive offices of the Trust (x) evidence satisfactory to the Board that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the Board may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the Shareholder's diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the election of any such proposed nominee or the implementation of such proposal, which plan must be satisfactory to the Board in its discretion.

        To be timely, a notice to nominate or propose other business in respect of the Trust's 2010 annual meeting must be delivered to the Secretary of the Trust at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern time) on December 31, 2009 nor earlier than December 1, 2009. No shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

        The foregoing description of the procedures for a Trust shareholder to properly make a nomination for election to the Board or to propose other business for the Trust is only a summary and is not complete. Copies of the Trust's Bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the Trust's Secretary at 400 Centre Street, Newton, Massachusetts 02458. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Trust's Bylaws.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the Trust's 2010 annual meeting of shareholders must be received at the Trust's principal executive offices on or before                        , in order to be considered for inclusion in the Trust's proxy statement for its 2010 annual meeting of shareholders. The Trust's Bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Trust's Bylaws, not later than December 31, 2009 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than December 1, 2009.

Communication with the Board

        Any shareholder or other interested party who desires to communicate with the Independent Trustees or any other Trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of the Trust's website (www.rmrfunds.com), by calling the Trust's toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Trust's director of internal audit, RMR Funds, 400 Centre Street, Newton, Massachusetts 02458. The Trust's director of internal audit will then deliver any communication to the appropriate party or parties.

Results of Voting

        Shareholders will be informed of the voting results of the Meeting in the Trust's next annual report, which will be sent to shareholders on or before March 1, 2010.

Expenses

        MCIM will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures. In connection with its services for soliciting proxies, Innisfree is being paid a fee of $15,000 plus certain additional fees for speaking with individual shareholders and is being reimbursed for certain out of pocket expenses related to its services. MCIM has agreed to bear all of the costs and expenses related to the retention of Innisfree.

Householding

        Only one Proxy Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver promptly upon request a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders may notify the Trust that they would like to receive a separate copy of the Proxy Statement by submitting a request in writing to the Trust at: c/o RMR Advisors, Inc., 400 Centre Street, Newton, Massachusetts 02458, or via telephone at (866) 790-8165. Shareholders sharing an address and receiving multiple copies of Proxy Statements may request to receive a single copy by contacting the Trust as set forth above.

Appendix A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

        THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement") is made as of the      day of                  , 2009 by and among RMR Asia Pacific Real Estate Fund, a Delaware statutory trust (the "Fund"), RMR Advisors, Inc., a Massachusetts corporation (the "Advisor"), and MacarthurCook Investment Managers Limited, an indirect subsidiary of AIMS Securities Holdings Pty Ltd (the "Sub-Advisor").

RECITALS

        WHEREAS, the Advisor and the Sub-Advisor are each registered under the Investment Advisers Act of 1940 (the "Advisers Act") as an investment advisor and engage in the business of acting as an investment adviser; and

        WHEREAS, the Advisor is responsible for developing, implementing and supervising an investment program for the Fund, which is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"), pursuant to an Investment Advisory Agreement dated June 16, 2009 between the Fund and Advisor (the "Advisory Agreement"); and

        WHEREAS, the Sub-Advisor currently serves as the Fund's interim investment sub-adviser pursuant to an Amended and Restated Interim Investment Sub-Advisory Agreement, dated July 16, 2009, entered into pursuant to Rule 15a-4 under the 1940 Act; and

        WHEREAS, the Fund desires to employ the Sub-Advisor for, and the Sub-Advisor desires to provide, investment advisory services to the Fund upon the terms and conditions hereinafter set forth.

        NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1.    Investment Description, Appointment.    The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in its Agreement and Declaration of Trust, as amended from time to time ("Charter"), its prospectus, including the statement of additional information ("Prospectus") filed with the U.S. Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement on Form N-2, as amended from time to time ("Registration Statement"), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Fund (the "Board"). Copies of the Charter, the Prospectus and the Registration Statement have been or will be submitted to the Sub-Advisor. The Fund agrees to provide copies of all amendments to the Charter and the Registration Statement to the Sub-Advisor on an on-going basis. The Fund hereby appoints the Sub-Advisor to act as the sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services for the compensation set forth below.

        2.    Services as Sub-Advisor.    Subject to the supervision, direction and approval of the Board and the Advisor, the Sub-Advisor will:

          (a)   manage the Fund's holdings in accordance with the Fund's investment objectives and policies as stated in the Charter, Prospectus, and directions from the Board provided to the Sub-Advisor;

          (b)   make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Charter, Prospectus, and directions from the Board provided to the Sub-Advisor;

          (c)   place purchase and sale orders for portfolio transactions for the Fund;

          (d)   provide research services to the Fund;

          (e)   vote all proxies and respond to all corporate actions for portfolio securities in accordance with the Sub-Advisor's written proxy voting policies and procedures, which policies and procedures (including amendments thereof) are to be approved by the Board, and provided to the Fund and the Advisor;

          (f)    report regularly to the Advisor and to the Board and provide such information, and make appropriate persons available for the purpose of reviewing with representatives of the Advisor and the Board on a regular basis at reasonable times its activities hereunder, including without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, stock market and interest rate considerations and general conditions affecting the marketplace, and the placement and execution of portfolio transactions and provide various other reports and information from time to time as reasonably requested by the Advisor or the Board;

          (g)   act upon reasonable instructions from the Advisor which, in the reasonable determination of the Sub-Advisor, are not inconsistent with the Sub-Advisor's fiduciary duties under this Agreement;

          (h)   comply with its obligations as a service provider to the Fund in accordance with Rule 38a-1 of the Rules and Regulations under the 1940 Act;

          (i)    provide the Advisor with the reports, documents and evidence necessary for the Advisor to comply with its obligations as a service provider to the Fund in accordance with Rule 38a-1 of the Rules and Regulations under the 1940 Act;

          (j)    maintain books and records with respect to the Fund's securities transactions and render to the Advisor and the Board such periodic and special reports with respect thereto as they may request;

          (k)   provide the necessary information and manage Fund assets in such a manner as to (i) enable the Fund to satisfy the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) ensure the Fund's compliance under Section 19(a) of the 1940 Act and the rules thereunder with respect to the required written statement to accompany certain dividend payments; and (iii) facilitate Fund compliance with reporting and other tax-related provisions of applicable law and the Fund policies and procedures; and

          (l)    furnish the Advisor from time to time with copies of all material amendments to its Form ADV, if any.

In providing these services, the Sub-Advisor will (i) conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, and (ii) conform with all applicable provisions of Federal Securities Laws as defined in Rule 38a-1(e)(1) of the 1940 Act and rules and regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities.

        3.    Covenants of the Sub-Advisor.    The Sub-Advisor shall:

          (a)   fully cooperate in any regulatory investigation, examination, or inspection of the Fund. Subject to the approval of the Board, the Fund will reimburse the Sub-Advisor for expenses incurred in connection with such cooperation in the regulatory investigation, examination or inspection with respect to matters other than the Sub-Advisor's performance of responsibilities and duties under this Agreement;

          (b)   provide such information to the Fund and the Advisor as the Fund or the Advisor deems necessary for the Fund to comply with the 1940 Act and the rules and regulations thereunder and maintain the effectiveness of Registration Statement;

          (c)   promptly notify the Fund and the Advisor: (1) in the event that the Sub-Advisor becomes aware of any event that makes any statement of a material fact relating to the Sub-Advisor in the Fund's Registration Statement or any Prospectus contained therein (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Fund's Registration Statement or Prospectus (or any amendment or supplement to any of the foregoing) in order to state a material fact relating to the Sub-Advisor required by the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act, the Advisers Act, or the rules and regulations thereunder to be stated therein or necessary in order to make the statements relating to the Sub-Advisor therein (in the case of the Prospectus, in the light of the circumstances under which they were made), not misleading or of the necessity to amend or supplement the Registration Statement or the Prospectus (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Advisers Act, and the rules and regulations thereunder, or any other law or order of any court or regulatory body; or (2) if it (i) receives notice from any governmental authority, agency or body of its ceasing to have maintained its required status as a registered investment advisor; (ii) receives notice that a governmental authority, agency or body intends to investigate it under any law, rule, or regulation applicable to the Sub-Advisor in connection with its investment activities, including any routine examination or proceeding in the ordinary course of business; (iii) will cease to be a registered investment advisor under the Advisers Act; and (iv) becomes aware of the commencement by any governmental, regulatory or law enforcement authority, agency or body of any investigation, examination or other proceeding directly involving the Sub-Advisor, its members, managers, officers or employees, that would affect the Sub-Advisor's ability to perform under this Agreement;

          (d)   promptly notify the Fund and the Advisor of (1) any change in the investment professionals of the Sub-Advisor providing services to the Fund hereunder; (2) any prospective change in approach to the Sub-Advisor's management of the Fund's assets; and (3) any other material change in the Sub-Advisor's business activities or circumstances that could reasonably be expected to adversely affect the Sub-Advisor's ability to discharge its obligations under this Agreement;

          (e)   treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and pertaining to the Fund's prior, current or potential shareholders with respect to their investment in the Fund, in a manner consistent with the Privacy Policy of the Fund as provided to the Sub-Advisor from time to time, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

          (f)    promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act;

          (g)   notify the Fund of any change in the controlling shareholders of the Sub-Advisor, or any change in ownership constituting an "assignment" for purposes of the 1940 Act, immediately upon the occurrence or public disclosure of the anticipated occurrence of such change; and

          (h)   procure the grant to the Fund of a royalty free license to the Fund and the Advisor to display the trademarked "MacarthurCook" or "AIMS" logo during the term of this Agreement, on the condition that the Sub-Advisor is provided with a copy of any material in which the logo appears and if the use of the logo is reasonably deemed by the Sub-Adviser to be materially adverse to its reputation, such use shall cease.

        4.    Representations and Warranties of the Sub-Advisor.    The Sub-Advisor represents and warrants that it is registered with the SEC under the Advisers Act. The Sub-Advisor will notify the Advisor immediately if the Sub-Advisor ceases to be so registered as an investment advisor. The Sub-Advisor further represents that the Sub-Advisor (a) is duly organized and validly existing under the laws of the country of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, and (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements or requirements under any foreign law, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement. In addition, the Sub-Advisor represents that it has provided Advisor and the Fund with a true and correct copy of the Sub-Advisor's Form ADV in its entirety. The Sub-Advisor will furnish the Advisor from time to time with copies of all material amendments to its Form ADV, if any.

        5.    Standard of Care.    The Sub-Advisor shall give the Fund the benefit of its best judgment and effort in rendering services. The Sub-Advisor shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except those involving the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement.

        6.    Advisor's Covenants.    The Advisor shall:

          (a)   if known to the Advisor, notify the Sub-Advisor of the existence of a material event of default by the Fund under a material agreement (including under any underwriting agreement), any material dispute to which the Fund is a party, any material litigation by or against the Fund, or any other material event involving the Fund in each case of which the Advisor reasonably believes the Sub-Advisor ought to be made aware; and

          (b)   at the Sub-Advisor's reasonable request, consult with the Sub-Advisor on the Sub-Advisor's duties described in Section 2(k)(i) above.

        7.    Services to Other Companies and Accounts.    The Fund understands that the Sub-Advisor and its affiliates now act, will continue to act and may in the future act as investment adviser or fiduciary to other managed accounts and as investment adviser or property manager to other investment companies or trusts. Nothing in this Agreement shall prevent the Sub-Advisor or any director, officer, employee or other affiliate of the Sub-Advisor from acting as investment adviser, property manager, fiduciary or administrator for any other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Sub-Advisor or any of its directors, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement and further provided that that whenever the Fund and one or more other clients advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each client. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Sub-Advisor acknowledges that the 1940 Act and the Advisers Act contain provisions that apply to the activities of the affiliates of the Sub-Advisor and undertakes to take such steps and implement such procedures as are reasonably designed to ensure compliance with such provisions.

        8.    Portfolio Transactions and Brokerage.    Subject to the supervision of the Board, the Sub-Advisor is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on behalf of the Fund as may, in the judgment of the Sub-Advisor, implement the policy of the Fund to obtain the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to the Fund's investment performance on a continuing basis. The Fund understands that the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the services offered. Subject to such policies and procedures as the Board may determine, the Sub-Advisor may cause the Fund to pay a broker that provides research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities under this Agreement. The Fund understands that research and investment information provided at no cost to the Sub-Advisor by brokers that are paid by the Fund will be available to benefit other accounts advised by the Sub-Advisor and its affiliates. In the allocation of the Fund's brokerage business the Sub-Advisor is authorized to consider, subject to any policies and procedures as the Board may determine and applicable law, such factors as necessary to ensure the continued receipt of research or brokerage services the Sub-Advisor believes are useful in its decision-making or trade execution processes.

        The Sub-Advisor acknowledges that brokerage and principal transactions between the Fund and the Sub-Advisor or its affiliates are strictly regulated under the 1940 Act, the Advisers Act, and the rules thereunder, and undertakes to take such steps and implement such procedures as are reasonably designed to ensure compliance with such provisions. Without limiting the foregoing, the Sub-Advisor undertakes to provide the Fund and the Advisor a report summarizing the Sub-Advisor's allocation of the Fund's brokerage transactions, including such information as the Board or the Advisor may reasonably request, on a quarterly basis or at such times as the Fund or the Advisor may reasonably request.

        9.    Compensation of the Sub-Advisor.    In consideration of the sub-advisory services rendered pursuant to this Agreement, the Advisor will pay to the Sub-Advisor from the "Advisory Fee" as defined in the Advisory Agreement an amount equal to 0.375% per annum of the value of the Fund's managed assets as defined in the Prospectus. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. Such fee will be due and payable by the Advisor in arrears within ten business days after the receipt thereof from the Fund.

        10.    Fee Waiver.    Pursuant to the Advisory Agreement, the Advisor has agreed to waive a portion of the Advisory Fee until May 25, 2012 (the "Waiver Period"). Notwithstanding the provisions of the above Section 9, during the Waiver Period, the Sub-Advisor likewise agrees to waive a portion of the fee provided for in Section 9 such that during the Waiver Period, the fee payable to the Sub-Advisor should be equal to 0.25% per annum of the value of the Fund's managed assets, which is to be payable in the same manner as in Section 9.

        11.    Books and Records.    In compliance with the requirements of Rule 31a-3 of the 1940 Act, the Sub-Advisor agrees that all books and records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Advisor or the Fund any such books, records or information upon the Advisor's or the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        12.    Code of Ethics.    The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-l(b), (c), (d), and (e) under the 1940 Act and will provide Advisor and the Fund with a copy of such code (including any amendments thereof). Within 45 days of the end of each calendar year during which this Agreement remains in effect, the chief compliance officer of the Sub-Advisor shall certify to the Fund that the Sub-Advisor has complied with the requirements of Rule 17j-1 during the previous year; and that there have been no material violations of the Sub-Advisor's code of ethics or, if any such violation has occurred, the nature of such violation and of the action taken in response to such violation.

        13.    Duration and Termination.    This Agreement shall become effective on the date first set forth above and continue until June 16, 2011. Thereafter, this Agreement will continue from year to year, or for such longer terms as may be approved by the Board (including a majority of the Trustees who are not "interested persons" of the Advisor, as defined by the 1940 Act) and as may be permitted by the 1940 Act, but only so long as such continuation is specifically approved at least as often as required by the 1940 Act, as it may be amended from time to time.

        So long as the 1940 Act requires these provisions respectively: (i) this Agreement may be terminated by the Fund at any time without penalty upon giving the Sub-Advisor sixty days' notice and upon payment by the Advisor of any unpaid compensation to the Sub-Advisor described in Section 9, above, earned prior to such termination, provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund at the time outstanding and entitled to vote; or by the Sub-Advisor on 120 days' prior notice to the Fund, (ii) this Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the 1940 Act).

        14.    Amendment.    No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

        15.    Indemnification.

          (a)   Other than by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its or their duties, or by reason of the reckless disregard of its or their obligations and duties under this Agreement, none of the Sub-Advisor or any of its officers, members, partners, stockholders, agents or employees shall have any liability to the Fund or any security holder of the Fund for any loss incurred in connection with recommendations or investments made or other action taken on behalf of the Fund due to errors of judgment or by reason of its advice, including action taken or omitted prior to a written notice of termination. The Sub-Advisor hereby indemnifies the Fund and Advisor and each of their respective trustees, directors, officers, members, managers, employees and agents for all damages, claims and/or losses occasioned by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

          (b)   Other than by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its or their duties, or by reason of the reckless disregard of its or their obligations and duties under such this Agreement, none of the Advisor or any of its officers, members, partners, stockholders, agents or employees shall have any liability to the Sub-Advisor for any loss incurred by the Sub-Advisor in connection with this Agreement. The Advisor hereby indemnifies the Sub-Advisor and each of its trustees, directors, officers, members, managers, employees and agents for all damages, claims and/or losses occasioned by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties hereunder.

        16.    Expenses.    During the term of this Agreement, the Sub-Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries, expenses or fees of affiliated persons (as defined in the 1940 Act) of the Sub-Advisor.

        17.    Governing Law.    This Agreement shall be construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles and in accordance with the applicable provisions of the 1940 Act.

        18.    Jurisdiction; Venue; Consent to Service of Process.

          (a)   Each of the Fund, the Advisor and Sub-Advisor (each, a "Party") irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for the District of Delaware, or if such court will not accept jurisdiction, the Chancery Court of the State of Delaware, or any court of competent civil jurisdiction sitting in Delaware (all of the above courts, "Delaware Courts"). In any action, suit or other proceeding brought in the Delaware Courts, each of the Parties irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the Delaware Courts, that such action, suit or other proceeding is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. Each of the Parties also hereby agrees that any final and unappealable judgment against a Party in connection with any action, suit or other proceeding shall be conclusive and binding on such Party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

          (b)   Each Party irrevocably consents to the service of process in the manner provided for the giving of notices pursuant to Section 19 of this Agreement. Nothing in this Section 18 shall affect the right of any Party to serve process in any other manner permitted by law.

        19.    Notices.    Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of notices and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

        IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written. The parties hereto have caused this Agreement to be executed as of the date and year first above written.

RMR ASIA PACIFIC REAL ESTATE FUND

By:
	Name:	Adam D. Portnoy
	Title:	President
RMR ADVISORS, INC.

By:
	Name:	Mark L. Kleifges
	Title:	Treasurer
MACARTHURCOOK INVESTMENT MANAGERS LIMITED

By:
Name:
Title:

 PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

Form of Proxy Card

RMR ASIA PACIFIC REAL ESTATE FUND

PROXY SOLICITED ON BEHALF OF THE
BOARD OF TRUSTEES FOR THE
SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 18, 2009

        The undersigned hereby appoints Barry M. Portnoy, Adam D. Portnoy, Jennifer B. Clark and Karen Jacoppo-Wood, jointly and severally, as proxies, with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in RMR Asia Pacific Real Estate Fund (the "Trust") held of record by the undersigned at the close of business on October 1, 2009 at the special meeting of shareholders of the Trust to be held at the offices of Trust, 400 Centre Street, Newton, Massachusetts 02458 on Wednesday, November 18, 2009 at 9:30 a.m., Boston time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated October     , 2009.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.
To approve the new investment sub-advisory agreement among the Trust, MacarthurCook Investment Managers Limited and RMR Advisors, Inc.

  Place an "X" in one box.

FOR	AGAINST	ABSTAIN
☐	☐	☐
2.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR CALL                        TO VOTE BY PHONE OR LOG ON TO                        .COM TO VOTE OVER THE INTERNET. IF YOU VOTE BY PHONE OR OVER THE INTERNET, HAVE YOUR CONTROL NUMBER, LOCATED ON THE SIGNATURE SIDE OF THE ENCLOSED PROXY CARD, AVAILABLE FOR REFERENCE. IF YOU VOTE BY PHONE OR OVER THE INTERNET, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

        If this proxy is properly executed and received by the Trust prior to the meeting, the interests in the Trust represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted "FOR" the approval of the new investment sub-advisory agreement among the Trust, MacarthurCook Investment Managers Limited and RMR Advisors, Inc. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Trust are held jointly, each holder should sign.

Name of Shareholder (exactly as it appears on your account statement)
Authorized Signature Title:
Authorized Signature Title:
Date:

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 INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:    for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Trustee

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 RMR ASIA PACIFIC REAL ESTATE FUND

3 EASY WAYS TO VOTE YOUR BALLOT:

Voting on the Internet		Voting by Phone
•	Read the Proxy Statement and have this card at hand	•	Read the Proxy Statement and have this card at hand
•	Log on to .com	•	Call toll free at
•	Enter the control number shown on this proxy card and follow the on screen instructions	•	Enter the control number shown on this proxy card and follow the recorded instructions
•	Do not mail this proxy card	•	Do not mail this proxy card
Voting by Mail
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE

Only properly executed proxies received before the Special Meeting of Shareholders to be held on Wednesday, November 18, 2009 at 9:30 a.m., Boston time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

4

QuickLinks

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION
IMPORTANT INFORMATION FOR TRUST SHAREHOLDERS
QUESTIONS AND ANSWERS
PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION
WE NEED YOUR PROXY VOTE IMMEDIATELY
PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION
PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT
VOTING INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
Appendix A
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
RECITALS
PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION
Form of Proxy Card
RMR ASIA PACIFIC REAL ESTATE FUND
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 18, 2009
INSTRUCTIONS FOR SIGNING PROXY CARDS
RMR ASIA PACIFIC REAL ESTATE FUND 3 EASY WAYS TO VOTE YOUR BALLOT